                                            Scotia Pacific Company LLC
                                       Timber Collateralized Notes due 2028

                                          MONTHLY NOTEHOLDER CERTIFICATE

Terms used but not defined herein have the meanings set forth in the Indenture governing the Timber Notes. This Monthly Noteholder Certificate is delivered pursuant to Section 4.6 of the Indenture.

I.       The following summarizes the Collection Account Disbursement on
         December 20, 2001 pursuant to the Indenture:

                                                                                  Total
                                                                        ------------------------
A.       PAYMENT OF EXPENSES
1.       Amount Transferred to Expense Reserve                                       $519,772.04
2.       Payment of Trustee's, Collateral Agent's
         and Liquidity Providers' Expenses                                                 $0.00

B.       LINE OF CREDIT OR LIQUIDITY ACCOUNT
3.       Payment of interest and principal on
         Advances under Line of Credit Agreement                                           $0.00
4.       Transfer from Liquidity Account to
         Collection Account                                                                $0.00
5.       Required Liquidity Amount as of close of
         business on December 20, 2001                                            $60,896,854.66
6.       Amount on deposit in the Liquidity Account
         as of close of business on December 20, 2001                                      $0.00
7.       Amount available under Line of Credit
         Agreement as of close of business on
         December 20, 2001                                                        $60,896,854.66
8.       Amount of outstanding Advances under
         Line of Credit Agreement as of close
         of business on December 20, 2001                                                 ($0.00)

                                                                                     Total
                                                                           ------------------------
C.       TRANSFERS TO PAYMENT ACCOUNT, LIQUIDITY ACCOUNT OR EXPENSE
         RESERVE
9.       Transfer to Payment Account Re:
         Monthly Deposit Amount 1                                                          $0.00
10.      Targeted Monthly Deposit Amount
         multiplied by Reinvestment Factor
         less, to the extent applicable,
         the Premium Provision Refundable Amount                                           $0.00
11.      Shortfall, if any, in the Monthly
         Deposit Amount (No. (10) - (9))                                                   $0.00
12.      Transfer to Payment Account Re: Payments
         of interest and principal under Line
         of Credit Agreement following a
         Termination Advance 1                                                             $0.00
13.      Transfer to Liquidity Account (following
         a Termination Advance under Line of
         Credit Agreement)                                                                 $0.00
14.      Transfer to Payment Account Re:
         Premium Provision 1                                                               $0.00
15.      Additional transfer to Expense Reserve                                            $0.00
16.      Transfer to Payment Account re: excess
         of Base Monthly Deposit Amount over Targeted
         Monthly Deposit Amount                                                    $5,651,402.46
17.      Additional Transfers to Payment Account 2                                         $0.00

D.       ADDITIONAL PAYMENTS TO LIQUIDITY PROVIDERS
18.      Payments of Additional Liquidity Provider
         Fees and/or Supplemental Liquidity Provider
         Interest to Liquidity Providers                                                   $0.00

------------------------------------

1        Amounts in Nos. (9), (12), (14) and (16) are the lesser of the amount computed pursuant to the relevant formula or agreement and available cash. In the case of No. (9), any shortfall is set forth in
         No. (11).  In the case of Nos. (12), (14), and (16) the amount of the shortfall was $0.00, $0.00 and
         $4,363,447.79, respectively.

2        Consists of voluntary transfer of $0.00.

                                                                                  Total
                                                                        ------------------------
E.       SCHEDULED AMORTIZATION RESERVE ACCOUNT

19.      Transfer to Scheduled Amortization
         Reserve Account                                                                   $0.00
20.      Required Scheduled Amortization Reserve
         Balance as of close of business on
         December 20, 2001                                                       $154,890,000.00
21.      Amount on deposit in the Scheduled
         Amortization Reserve Account as of
         close of business on December 20, 2001                                  $154,852,930.80
22.      Amount available under Scheduled
         Amortization Line of Credit Agreement
         as of close of business on December 20, 2001                                      $0.00
23.      Amount of outstanding Scheduled Amortization
         Advances under Scheduled Line of Credit
         Agreement on December 20, 2001                                                    $0.00

F.       TRANSFER TO ISSUER
24.      Release to Issuer                                                                 $0.00

II.      Principal Balance of Timber Notes and Certain Additional Data With Respect to Amounts on
         Deposit in the Payment Account as of the close of business on the Monthly Deposit Date

                                                                                                         Per $1,000
                                                                                                         of original
                                                                                                          principal
                                                                                 Total                     amount
                                                                        ----------------------     ----------------------
A.       PRINCIPAL BALANCE
1.       Principal Balance of Timber Notes
         Class A-1 Timber Notes                                                $120,323,723.00                    $748.75
         Class A-2 Timber Notes                                                $243,200,000.00                  $1,000.00
         Class A-3 Timber Notes                                                $463,348,000.00                  $1,000.00
                                                                        ----------------------     ----------------------
         Total Principal Balance of Timber Notes                               $826,871,723.00                        N/A
                                                                        ======================     ----------------------
2.       Principal Balance if Timber Notes were paid in
         accordance with Scheduled Amortization
         Class A-1 Timber Notes                                                $120,323,723.00                    $748.75
         Class A-2 Timber Notes                                                $243,200,000.00                  $1,000.00
         Class A-3 Timber Notes                                                $463,348,000.00                  $1,000.00
                                                                        ----------------------     ----------------------
         Total Principal Balance if Timber Notes were paid
         in accordance with Scheduled Amortization                             $826,871,723.00                        N/A
                                                                        ======================     ----------------------
3.       Amount of Amortization, if any, ahead of (or
         behind) Scheduled Amortization (No. (1) - (2), or
         (2) - (1) ) for each Class of Timber Notes
         Class A-1 Timber Notes                                                          $0.00                      $0.00
         Class A-2 Timber Notes                                                          $0.00                      $0.00
         Class A-3 Timber Notes                                                          $0.00                      $0.00
                                                                        ----------------------     ----------------------
         Total Amount of Amortization, if any, ahead of
         (or behind) Scheduled Amortization                                              $0.00                        N/A
                                                                        ======================     ----------------------
B.       CERTAIN ADDITIONAL DATA WITH RESPECT TO
         AMOUNTS ON DEPOSIT IN THE PAYMENT ACCOUNT

         Investors should note that funds are applied from
         the Payment Account at six month intervals, on each
         Note Payment Date. The following data reflects
         certain information with respect to amounts on
         deposit in the Payment Account as of the close of
         business on the Monthly

                                                                                                        Per $1,000
                                                                                                        of original
                                                                                                         principal
                                                                                Total                     amount
                                                                        ----------------------     ----------------------

         Deposit Date to which this Monthly Noteholder
         Certificate relates. Actual allocations of amounts
         in the Payment Account to principal, interest and
         premium will be made only on the next Note Payment
         Date. Accordingly, the following data does not
         necessarily represent, nor is it intended to
         represent, the actual allocations to principal,
         interest and premium, or the actual amounts which
         will be paid, on the next Note Payment Date.

         INVESTORS SHOULD ALSO NOTE THAT THE FOLLOWING DATA
         IS NOT INTENDED TO REFLECT, AND DOES NOT REFLECT,
         THE PRIORITY OF PAYMENTS ON THE NEXT NOTE PAYMENT
         DATE. THE PRIORITY OF PAYMENTS ON THE NEXT NOTE
         PAYMENT DATE IS EXPECTED TO BE AS FOLLOWS:3 (I)
         INTEREST (EXCLUDING INTEREST ON PREMIUMS) ON THE
         TIMBER NOTES, (II) MINIMUM PRINCIPAL AMORTIZATION
         AMOUNT ON THE CLASS A-1 TIMBER NOTES, (III)
         DEPLETION AMORTIZATION AMOUNT TO BE PAID ON THE
         CLASS A-1 TIMBER NOTES, (IV) INTEREST ON PREMIUMS,
         (V) PREPAYMENT PREMIUMS AND/OR DEFICIENCY PREMIUMS
         AND (VI) SCHEDULED AMORTIZATION AMOUNT TO BE PAID
         ON THE CLASS A-1 TIMBER NOTES. TO THE EXTENT THAT
         THE FUNDS AVAILABLE IN THE PAYMENT ACCOUNT ARE
         INSUFFICIENT TO PAY IN FULL THE SCHEDULED
         AMORTIZATION AMOUNT ON THE NEXT NOTE PAYMENT DATE,
         THE REMAINDER OF SUCH SCHEDULED AMORTIZATION AMOUNT
         IS EXPECTED TO BE PAID FROM THE SCHEDULED
         AMORTIZATION RESERVE ACCOUNT.

------------------------------------

3        If a Line of Credit Acceleration has occurred or an Acceleration Event under the Line of Credit exists on the Note Payment Date, all amounts owing to the Liquidity Providers (other than any Additional Liquidity
         Provider Fees and any Supplemental Liquidity Provider Interest) must be paid in full from the Payment Account before any other amounts may be paid from the Payment Account. In addition, if there has been a
         Termination Advance under a Line of Credit that has not been replaced, accrued interest and certain principal payments in respect of outstanding Advances under
(...continued)

                                                                                                         Per $1,000
                                                                                                         of original
                                                                                                          principal
                                                                                 Total                     amount
                                                                        ----------------------     ----------------------
4.       Payment Account Balance                                                $35,340,552.21                        N/A
5.       Accrued Interest (excluding interest on Premiums)
         to Monthly Deposit Date
         Class A-1 Timber Notes                                                  $3,283,834.94                     $20.43
         Class A-2 Timber Notes                                                  $7,204,800.00                     $29.63
         Class A-3 Timber Notes                                                 $14,885,054.50                     $32.13
6.       Accrued Interest on Premium to Monthly Deposit
         Date
         Class A-1 Timber Notes                                                          $0.00                      $0.00
         Class A-2 Timber Notes                                                          $0.00                      $0.00
         Class A-3 Timber Notes                                                          $0.00                      $0.00
7.       Accrued Prepayment and/or Deficiency Premiums
         to Monthly Deposit Date                                                         $0.00                        N/A
         The accrued Premiums, if any, consist of the
         following:
         Non-Registration Premiums:
         Class A-1 Timber Notes                                                          $0.00                      $0.00
         Class A-2 Timber Notes                                                          $0.00                      $0.00
         Class A-3 Timber Notes                                                          $0.00                      $0.00
8.       Amount Deposited to Payment Account since last
         Note Payment Date in respect of Prepayment
         Premium Provision less any Prepayment Provision
         Refundable Amounts since last Note Payment Date                                 $0.00                        N/A

------------------------------------

3        the Line of Credit will be paid from the Payment Account. No circumstance currently exists which would require any payments to the
         Liquidity Providers from the Payment Account, and the Issuer does not believe that such circumstances will exist, on the next Note Payment
         Date. Accordingly, the following information under this Section B is prepared on the assumption that no such circumstance will exist on the next Note Payment Date.

                                                                                                         Per $1,000
                                                                                                         of original
                                                                                                          principal
                                                                                 Total                     amount
                                                                        ----------------------     ----------------------
9.       Excess of Payment Account Balance over total of
         amounts in Nos. (5) through (8) (or Deficiency)                         $9,966,862.77                        N/A
10.      Aggregate Minimum Principal Amortization
         Amount for next Note Payment Date                                               $0.00                        N/A
11.      Excess of Payment Account Balance over total of
         amounts in Nos. (5) through (8) and (10) (or
         Deficiency)                                                             $9,966,862.77                        N/A
12.      Aggregate Scheduled Amortization Amount
         expected to be paid on the next Note Payment Date
         from the Payment Account and/or the Scheduled
         Amortization Reserve Account                                           $13,448,332.00                        N/A

III.     Prevailing SBE Price Data for the Monthly Period preceding the Monthly
         Deposit Date

Old Growth Redwood                                     $   569 / Mbf
Young Growth Redwood                                   $   569 / Mbf
Old Growth Douglas Fir                                 $   269 / Mbf
Young Growth Douglas Fir                               $   269 / Mbf
Whitewoods                                             $   119 / Mbf

Note:    Assumes an average size-quality category of 2.0 and the following harvest method percentages: Cat - 35%; Short-span skyline - 55%;
         Long-span skyline - 5%; and Helicopter - 5%